Exhibit 24

POWER OF ATTORNEY

Date: December 18, 2006

Know all men by these presents that Stephen Berger does hereby make, constitute and appoint R. Charles Cassidy, III as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to Dayton Superior Corporation and any investments therein by Odyssey Investment Partners Fund, L.P., Odyssey Capital Partners, LLC, Odyssey Investment Partners, LLC, Odyssey Coinvestors, LLC, DS Coinvestment I, LLC and DS Coinvestment II, LLC, pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5.

/s/ STEPHEN BERGER
Name: Stephen Berger

POWER OF ATTORNEY

Date: December 18, 2006

Know all men by these presents that Douglas W. Rotatori does hereby make, constitute and appoint R. Charles Cassidy, III as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to Dayton Superior Corporation and any investments therein by Odyssey Investment Partners Fund, L.P., Odyssey Capital Partners, LLC, Odyssey Investment Partners, LLC, Odyssey Coinvestors, LLC, DS Coinvestment I, LLC and DS Coinvestment II, LLC, pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5.

/s/ DOUGLAS W. ROTATORI
Name: Douglas W. Rotatori

POWER OF ATTORNEY

Date: December 18, 2006

Know all men by these presents that William F. Hopkins does hereby make, constitute and appoint R. Charles Cassidy, III as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to Dayton Superior Corporation and any investments therein by Odyssey Investment Partners Fund, L.P., Odyssey Capital Partners, LLC, Odyssey Investment Partners, LLC, Odyssey Coinvestors, LLC, DS Coinvestment I, LLC and DS Coinvestment II, LLC, pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5.

/s/ WILLIAM F. HOPKINS
Name: William F. Hopkins

POWER OF ATTORNEY

Date: December 18, 2006

Know all men by these presents that Brian Kwait does hereby make, constitute and appoint R. Charles Cassidy, III as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to Dayton Superior Corporation and any investments therein by Odyssey Investment Partners Fund, L.P., Odyssey Capital Partners, LLC, Odyssey Investment Partners, LLC, , Odyssey Coinvestors, LLC, DS Coinvestment I, LLC and DS Coinvestment II, LLC, pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5.

/s/ BRIAN KWAIT
Name: Brian Kwait

POWER OF ATTORNEY

Date: December 18, 2006

Know all men by these presents that Muzzafar Mirza does hereby make, constitute and appoint R. Charles Cassidy, III as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned (both in the undersigned’s individual capacity and as a member of any limited liability company or as a partner of any partnership for which the undersigned is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to: (i) Dayton Superior Corporation and any investments therein by Odyssey Investment Partners Fund, L.P., Odyssey Capital Partners, LLC, Odyssey Investment Partners, LLC, , Odyssey Coinvestors, LLC, DS Coinvestment I, LLC and DS Coinvestment II, LLC, pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), including without limitation, Schedule 13D, Schedule 13G, statements on Form 3, Form 4 and Form 5 and (ii) in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ MUZZAFAR MIRZA
Name: Muzzafar Mirza